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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               [LOGO OF ENCISION]

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 26, 2005

                                 ENCISION, INC.
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             (Exact name of registrant as specified in its charter)

           COLORADO                    0-28604                 84-1162056
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 (State or other jurisdiction        (Commission            (I.R.S. Employer
      of incorporation)              File Number)         Identification No.)

    6797 Winchester Circle, Boulder, Colorado                        80301
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    (Address of principal executive offices)                      (Zip Code)

        Registrant's telephone number, including area code (303) 444-2600


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

            The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition," and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

            On October 26, 2005, ENCISION, INC., issued a press release announcing its financial results for the second quarter ended September 30, 2005. A copy of the press release is attached hereto as Exhibit 99.1.

            The information contained in this Current Report, including the exhibit, shall not be incorporated by reference into any filing of ENCISION, INC., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits.

99.1        Press Release issued by ENCISION, INC., October 26, 2005.

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    ENCISION, INC.
                                                    ----------------------------
                                                    (Registrant)

Date October 26, 2005

                                                    /s/ MARCIA K. MCHAFFIE
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                                                    Marcia K. McHaffie
                                                    Controller
                                                    Principal Accounting Officer